Subject to Completion, September 6, 2002





                                   ICON FUNDS
                                   PROSPECTUS


                                 ICON Bond Fund







                                 OCTOBER 1, 2002








As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether the information in this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The information in this Prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

ICON Funds (R) logo

                                TABLE OF CONTENTS

FUND SUMMARY.................................................................3

MORE ABOUT INVESTMENT STRATEGIES AND RISKS...................................5

THE FUND'S INVESTMENT MANAGER................................................7

ABOUT YOUR INVESTMENT........................................................7

      YOUR SHARE PRICE ......................................................7

      INVESTING IN THE FUND..................................................8

      DOING BUSINESS WITH THE ICON FUNDS....................................10

      REDEEMING SHARES .....................................................12

      TRANSACTION POLICIES .................................................13

FOR MORE INFORMATION ABOUT YOUR ACCOUNT.....................................16

ESTABLISHING ADDITIONAL SERVICES............................................16

DIVIDENDS AND DISTRIBUTIONS.................................................17

TAXES.......................................................................17

RULE 12b-1 FEES.............................................................18

SHAREHOLDER AND TRANSFER AGENCY SERVICES....................................18

FINANCIAL HIGHLIGHTS........................................................18

ICON BOND FUND

PRINCIPAL INVESTMENT STRATEGIES

The ICON Bond Fund seeks maximum total return. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in a broad range of U.S. dollar-denominated bonds and other debt securities. These include corporate bonds, notes, debentures, asset-backed securities, and mortgage-related securities as well as U.S. government and agency securities. The Fund generally invests in investment grade securities, although the Fund may invest up to 25% of its assets in lower-rated securities. There is no limit on the Fund's average maturity or on the maturity of any individual issues in the Fund.

[On side panel: Credit Ratings. Many debt securities are assigned credit ratings by agencies such as S&P or Moody's that evaluate the quality of publicly offered debt. Securities with a credit rating of BBB, Baa or higher are generally considered investment grade. Lower rated securities, often called "high yield" or "junk bonds," are rated BB or Ba or lower at the time of purchase or the unrated equivalent as determined by Meridian Investment Management Corporation (Meridian), the Fund's adviser. Because their issuers may be at an early stage of development or have been unable to repay past debts, these lower rated bonds typically must offer higher yields than investment grade bonds to compensate investors for greater credit risk.]

MAIN RISKS OF INVESTING

The main risks of investing in this Fund are:

Interest Rate Risk. Bond prices tend to move inversely with changes in interest rates. For example, when interest rates rise, bond prices generally fall. Securities with longer durations tend to be more sensitive to changes in interest rates. Performance could also be affected if unexpected interest rate trends cause the Fund's mortgage- or asset-backed securities to be paid off substantially earlier or later than expected. Slower payoffs effectively increase maturity, heightening interest rate risk.

Credit Risk. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a bond can cause a bond's price to fall, potentially lowering the Fund's share price.

Changes in Debt Ratings. If a rating agency gives a debt security a low rating, the value of the security will decline because investors will demand a higher rate of return.

Market Risk. The Fund's overall risk level will depend on the market sectors in which the Fund is invested and the current interest rate, liquidity conditions, and credit quality of such sectors. The market also may fail to recognize the intrinsic worth of an investment or the adviser may misgauge that worth.

[On side panel: Key Concepts. What this Fund Is - And Isn't.

This Fund is a mutual fund: pooled investments that are professionally managed and give you the opportunity to participate in financial markets. It strives to meet its stated goals, although as with all mutual funds, it cannot offer guaranteed results. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.]

PERFORMANCE HISTORY

As a new fund, past performance information is not available as of the date of this prospectus.

FEES AND EXPENSES

As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. You are not charged any fees to buy, sell or exchange Fund shares (although a $15 fee is assessed for wire redemptions). The tables do not reflect any additional fees that may be imposed by your adviser or broker.

Fee Table
                                      Class C        Class I
Shareholder Fees (expenses paid
directly from your investment)        None           None

Annual Fund Operating Expenses
(expenses paid from Fund assets)

      Management Fee                  0.60%          0.60%
      Distribution and Service Fee    0.85%          0.25%
      (Rule 12b-1 Fee)
      Other Expenses1                 0.45%          0.45%
Total Annual Fund Operating           1.90%          1.30%
Expenses2

1 These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses. The expenses listed in the table are based on estimates for the current fiscal year and may be more or less than actual expenses. Actual expenses are not provided because the Fund's shares were not offered until October 1, 2002.

2 Meridian has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class C of 1.90% and an annual rate for Class I of 1.30%. This expense waiver may be terminated at any time after October 1, 2003 upon 30 days written notice of termination to the Fund's Board of Trustees. Meridian is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which Meridian incurred the expense. The Total Annual Fund Operating Expenses listed in the table above do not include any waivers of expenses.

Expense Example

The following example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

               1 Year     3 Years

 Class C        $193       $597
 Class I        $132       $412

[On side panel:  Our Investment Approach

Meridian uses its disciplined, objective, non-emotional methodology to identify industries that are underpriced. Our unique combination of sector rotation and bottom up valuation of investments distinguishes us from other investment managers.

We view the bond market as one asset class with different sectors defined by duration and quality. We believe that certain sectors lead the market during market themes. Market themes are generally related to stages of the economic cycle and typically last one to two years. Bonds in sectors that were leaders become over-priced relative to intrinisic value and bonds in sectors that were not in favor drop below intrinsic value. We sell over-priced sectors and buy under-priced sectors to capture themes.

Investments are based on valuation and not on economic or interest rate forecasts. We determine valuation using interest payments and principal which are discounted to present value. We compare this valuation to the current market price to determine which bonds are underpriced or overpriced.]

MORE ABOUT INVESTMENT STRATEGIES AND RISKS

The Fund seeks to achieve its investment objective through its unique investment strategy. The principal investment strategies and risks of the Fund have been described in the Fund Summary. This section of the Prospectus discusses other investment strategies used by the Fund and describes additional risks associated with an investment in the Fund. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

Other Portfolio Investments and Strategies

Securities That Are Not Readily Marketable. The Fund may invest up to 15% of its net assets in securities that are not "readily marketable." A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission ("SEC") regulations

(these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees, certain restricted securities may be deemed liquid and will not be counted toward the 15% limit.

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that the Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, the Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, up to 100% of the Fund's assets can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities, or to meet anticipated redemptions of Fund shares. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

Portfolio Turnover. The Fund does not have any limitations regarding portfolio turnover. The Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Fund may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance.

If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Fund for shareholders with taxable accounts.

Shareholder Notice. The Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in bonds and other debt securities, without providing shareholders at least 60 days advance notice.

More About Risk

Like all investments in securities, you risk losing money by investing in the Fund. The Fund's investments are subject to changes in their value from a number of factors including:

Company Risk. The securities in the Fund's portfolio may not perform as expected. Factors that can negatively affect a particular security's price include poor cash flow reports by the issuer, a restatement of earnings by an issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Opportunity Risk. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are held in other investments.

THE FUND'S INVESTMENT MANAGER

Meridian serves as investment adviser to the Fund and is responsible for selecting the Fund's investments and handling its day-to-day business. Meridian's corporate offices are located at 5299 DTC Boulevard, Greenwood Village, Colorado 80111.

Meridian and its predecessor company have operated as investment advisers since 1986. Meridian also serves as investment adviser or sub-adviser to a number of other investment advisers, pension and profit sharing plans, public retirement systems and private accounts, managing over $1 billion as of June 30, 2002. Investment decisions are made by Meridian's Investment Committee, which is chaired by Dr. Craig Callahan. Dr. Callahan has been Chief Investment Officer of Meridian and its predecessor company since 1986. He earned a Doctorate of Business Administration (Finance) degree from Kent State University and began his investment career in 1979.

Meridian is owned by Meridian Management & Research Corporation (MM&R). Craig Callahan owns 100% of the stock of MM&R.

Meridian receives a management fee for managing the Fund's investments. The Fund's annual management fee is 0.60% of the Fund's average daily net assets. Meridian also provides administrative services to the Fund.

Meridian also provides administrative services to the Fund. Meridian receives a fee from the ICON Funds for these services that is calculated at an average annual rate of 0.05% on the first $500 million of assets and 0.04% on assets above $500 million.

ABOUT YOUR INVESTMENT

Your Share Price

The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is called the net asset value (NAV). NAV is calculated by dividing the total net assets of each class of a Fund by the total number of the class's shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange (NYSE) (normally 4 p.m. Eastern time) on each day that the NYSE is open. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).

The Fund uses pricing services to determine the market value of the securities in its portfolio. If market quotations are not readily available, the Fund's securities or other assets are valued at fair value as determined in good faith by the Fund's Board or pursuant to procedures approved by the Board. These situations may include instances where an event occurs that materially affects the value of a security at a time when the security is not trading or when the securities are illiquid. In such instances, the valuation assigned to the security for purposes of calculating the Fund's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. The NAV price of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the Fund's investment performance.

We will price your purchase, exchange, or redemption of Fund shares at the next NAV calculated after your request is received in good order by the Fund's transfer agent.

Investing in the Fund

[On side panel: If you purchased shares through an adviser or broker, they may impose policies and limitations which are different from those described in this prospectus].

Types of Accounts

The following types of account registrations are available:

Individual or Joint Tenant

Individual accounts have a single owner. Joint accounts have two or more owners. Unless specified otherwise, joint accounts are set up with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holder(s).

Transfer on Death

Transfer on Death provides a way to designate beneficiaries on an Individual or Joint Tenant account.

UGMA or UTMA (Uniform Gifts to Minors Act or Uniform Transfers to Minors Act)

These accounts are a way to give money to a child or to help a child invest on his/her own. Depending on state laws, your account will be set up as a UGMA or UTMA.

Trust

The trust needs to be effective before this type of account can be established.

Corporation or Other Entity

A corporation or entity may own an account. Please attach a certified copy of your corporate resolution showing the person(s) authorized to act on this account.

Retirement Accounts

You may set up the following retirement accounts by completing an Individual Retirement Account (IRA) Application:

Traditional and Roth IRAs

Both IRAs allow most individuals with earned income to contribute up to the lesser of $3,000 or 100% of compensation annually. In addition, IRA holders age 50 or older may contribute $500 a year more than these limits.

Rollover IRA

Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) retain their tax advantages when rolled over to an IRA within 60 days of receipt. You also need to complete a Transfer, Direct Rollover and Conversion Form.

Simplified Employee Pension IRA (SEP-IRA)

This type of account allows self-employed persons or small business owners to make direct contributions to employees' IRAs with minimal reporting and disclosure requirements.

Coverdell Education Savings Account (formerly Education IRA)

Allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18.
Distributions are generally subject to income tax if not used for qualified education expenses.

Each year you will be charged a single $25.00 custodial fee for all IRA accounts maintained under your Social Security number. This fee may be changed upon 30 days notice.

Profit Sharing and Money Purchase Pension Plan

A retirement plan that allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees.

401(K) Plan

A retirement plan that allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis.

We recommend that you consult your tax adviser regarding the particular tax consequences of these retirement plan options.

Minimum Initial Investments

To open a Fund account, please enclose a check payable to "ICON Funds" for one of the following amounts:

o    $1,000 minimum for regular accounts
o    $1,000 minimum for IRA and UGMA/UTMA accounts
o No minimum if you begin an Automatic Investment Plan or Payroll Deduction of $100 or more per month or per pay period

Minimum Additional Investments

o    $100 for additional contributions
o    $100 for Automatic Investment Plan payments
o    $100 for payroll deduction

Doing Business with The ICON Funds

-------------------------------------------------------------------------------------------------------------------------
                      How to Open an            How to Add to           How to Redeem           How to Exchange
                      Account                   an Account              Shares                  Shares
-------------------------------------------------------------------------------------------------------------------------

By Phone              If your account with us   Electronic Funds        We can send             If you have telephone
1-800-764-0442        has telephone             Transfer allows you     proceeds only to the    exchange privileges,
                      exchange privileges,      to make electronic      address or bank of      you may exchange
                      you can call to open an   purchases directly      record. Minimum         from one ICON Fund
                      account in another        from a checking or      redemption - $100;      to another.  The
                      ICON Fund by              savings account at      $1,000 minimum for      names and
                      exchange. The names       your request.  You      redemption by wire.     registrations need to
                      and registrations need    may establish           Phone redemption is     be identical on both
                      to be identical on both   Electronic Funds        not available on        accounts.
                      accounts.                 Transfer when your      retirement accounts
                                                account is opened,      and certain other
                      Otherwise, you must       or add it later by      accounts.
                      complete a New            completing an
                      Account Application       Account Changes
                      and send it with your     Form.  We charge no
                      investment check.  The    fees for Electronic
                      Funds do not accept       Funds Transfer
                      third-party checks,       transactions. It may
                      money orders or           take up to 15 days
                      cashiers checks.          after an account is
                                                established for
                                                Electronic Funds
                                                Transfer to be
                                                available.
-------------------------------------------------------------------------------------------------------------------------
By Mail               Complete the proper       Make your check         In a letter, please     In a letter, include the
                      application. Make your    payable to "ICON        tell us the number of   name(s) of the
ICON Funds            check payable to          Funds."  Enclose a      shares or dollars you   account owner(s), the
Mutual Fund Services  "ICON Funds."  We         purchase stub (from     wish to redeem, the     Fund and account
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                       10

-------------------------------------------------------------------------------------------------------------------------
                      How to Open an            How to Add to           How to Redeem           How to Exchange
                      Account                   an Account              Shares                  Shares
-------------------------------------------------------------------------------------------------------------------------

P.O. Box 701          cannot establish new      your most recent        name(s) of the          number you wish to
Milwaukee, WI         accounts with third-      confirmation or         account owner(s), the   exchange from, your
53201-0701            party checks, money       quarterly statement);   Fund and account        Social Security or tax
                      orders or cashiers        if you do not have      number, and your        identification number,
Overnight:            checks.                   one, write the Fund     Social Security or tax  the dollar or share
ICON Funds                                      name and your           identification number.  amount, and the
Mutual Fund Services-                           account number on       All account owners      account you wish to
Third Floor                                     the check.  For IRAs,   need to sign the        exchange into.  All
615 East Michigan                               please state the        request exactly as      account owners need
Street                                          contribution year.      their names appear      to sign the request
Milwaukee, WI  53202                                                    on the account.  We     exactly as their names
                                                The Funds do not        can send proceeds       appear on the
                                                accept third-party      only to the address or  account.
                                                checks, money           bank of record.
                                                orders or cashiers
                                                checks.
-------------------------------------------------------------------------------------------------------------------------
By Wire               Complete and mail the     Wire funds to:          $1,000 minimum.         Not applicable.
                      proper application.       US Bank, N.A.           Monies are usually
                                                Milwaukee, WI           received the business
                      Wire funds to:            ABA 042000013           day after you sell.
                      US Bank, N.A.             Credit:                 There is a $15.00 fee
                      Milwaukee, WI             U.S. Bancorp Fund       for this service.
                      ABA 042000013             Services, LLC           Unless otherwise
                      Credit:                   Account #112-952-       specified, we will
                      U.S. Bancorp Fund         137                     deduct the fee from
                      Services, LLC                                     your redemption
                      Account #112-952-         Please indicate the     proceeds.
                      137                       Fund name and your
                                                shareholder account
                      Please indicate the       number, and indicate
                      the Fund name and your    the name(s) of the
                      shareholder account       account owner(s).
                      number, and indicate
                      the name(s) of the
                      account owner(s).
-------------------------------------------------------------------------------------------------------------------------
Through our website   Download, complete        Not available.          Not available.          Not available.
www.iconfunds.com     and mail a signed
                      printout of the proper
                      application.
-------------------------------------------------------------------------------------------------------------------------
Through Automatic     Automatic Investment      Automatic               Systematic              Fund-to-Fund
Investment Plans      Plan (AIP) allows you     Investment Plan         Withdrawal Plan         Investment Plan
                      to make electronic        (AIP) allows you to     permits you to          allows you to
                      purchases directly from   make electronic         receive a fixed sum     automatically
                      a checking or savings     purchases directly      on a monthly,           exchange a fixed
                      account.  The             from a checking or      quarterly or annual     dollar amount from
                      minimum to open an        savings account.        basis from accounts     one Fund to purchase
                      account is $100 per       The minimum to          with a value of         shares in another
                      month.  We charge no      open an account is      $5,000 or more,         Fund.
                      fee for AIP.              $100 per month.  We     Payments may be
                                                charge no fee for       sent electronically to
                                                AIP.                    your bank of record
                                                                        or to you in check
                                                                        form.
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                      11

Redeeming Shares

Shares Recently Purchased by Check or Electronic Funds Transfer

Proceeds from redemptions of shares recently purchased by check or Electronic Funds Transfer will be placed on hold until your check has cleared (which may take up to eight business days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.

Individual, Joint Tenant, Transfer on Death, and UGMA/UTMA Accounts

If requesting a redemption in writing, a letter of instruction needs to be signed by all account owners as their names appear on the account.

Retirement Accounts

Please call 1-800-764-0442 for the appropriate form.

Trust Accounts

The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee's name is not in the account registration, you will need to provide a certificate of incumbency dated within the past 60 days.

Corporation or Other Entity

A certified corporate resolution complete with a corporate seal or signature guarantee needs to be provided. At least one person authorized to act on the account needs to sign the letter.

Signature Guarantee

For your protection, we require a guaranteed signature if you request:
o a redemption check made payable to anyone other than the shareholder(s) of record
o a redemption check mailed to an address other than the address of record
o a redemption check or wire sent to a bank other than the bank we have on file
o a redemption check mailed to an address of record that has been changed within 30 days of your request
o a redemption for $50,000 or more from an account that does not have telephone redemption privileges (excluding accounts held by a corporation)

You can have your signature guaranteed at a:
o    bank
o    broker/dealer
o    credit union (if authorized under state law)

o    securities exchange/association
o    clearing agency
o    savings association

Please note that a notary public cannot provide a signature guarantee.

Redemption Proceeds

We can deliver redemption proceeds to you:

By Check

Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee (see Signature Guarantee, above). If you don't specify, we will deliver proceeds via check. No interest will accrue on amounts represented by uncashed redemption checks.

By Wire

$1,000 minimum. Proceeds are usually received the business day after the date you sell. There is a $15 fee for this service. Unless otherwise specified, we will deduct the fee from your redemption proceeds.

By Electronic Funds Transfer

No fee. Proceeds are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.

The Funds also reserve the right to make a "redemption in kind"--payment in portfolio securities rather than cash--if the amount you are redeeming is large enough to affect Fund operations. This right may be exercised only if the amount of your redemptions exceeds the lesser of $250,000 or 1% of a Fund's net assets in any 90-day period.

Transaction Policies

We can execute transaction requests only if they are in good order. You will be contacted in writing if we encounter processing problems. Call 1-800-764-0442 if you have any questions about these procedures.

We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price.

Transactions Conducted by Phone or Fax

The Fund, Meridian, and their agents are not responsible for the authenticity of instructions received by phone or fax.

By signing a New Account Application or an IRA Application (unless specifically declined on the Application), by providing other written (for redemptions) or verbal (for exchanges) authorization, or by requesting Automatic Investment Plan or payroll deduction privileges, you agree to release the Fund, Meridian, and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application, including their possibly effecting unauthorized or fraudulent transactions.

As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if we fail to employ reasonable procedures to attempt to confirm that telephone or fax instructions are genuine, the Fund may be liable for any resulting losses. These security procedures include, but are not necessarily limited to, one or more of the following:

o    requiring personal identification prior to acting upon instructions
o    providing written confirmation of such transactions
o    tape-recording telephone instructions

Effective Date of Transactions

Transaction requests received in good order prior to the close of the New York Stock Exchange on a given date will be effective on that date. We consider investments to be received in good order when all required documents and your check or wired funds are received by the Fund's transfer agent. Under certain circumstances, payment of redemption proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend redemptions or postpone payments.

U.S. Dollars

Purchases need to be made in U.S. dollars, and checks need to be drawn on U.S. banks. We cannot accept cash, cashiers checks or money orders.

Returned Checks

If your check is returned due to insufficient funds, we will cancel your purchase, and you will be liable for any losses or fees incurred by the Fund or its agents. If you are a current shareholder, shares will be redeemed from other accounts, if needed, to reimburse the Fund.

Confirmation Statements

We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

Tax Identification Number

If you do not provide your Social Security or tax identification number when you open your account, federal law requires the Fund to withhold 30% of all dividends, capital gain distributions, redemption and exchange proceeds. We also may refuse to sell shares to anyone not furnishing these numbers, or may take such other action as deemed necessary, including redeeming some or all of the shareholder's shares. In addition, a shareholder's account may be reduced by $50 to reimburse the Fund for the penalty imposed by the Internal Revenue Service for failure to report the investor's taxpayer identification number on required reports.

Account Minimums

The Fund requires you to maintain a minimum of $1,000 per account unless you are investing under an Automatic Investment Plan or payroll deduction. If at any time, due to redemptions or exchanges, or upon the discontinuance of an Automatic Investment Plan or payroll deduction, the total value of your account falls below this minimum, we may close your account and mail the proceeds to the address of record.

We will base the decision to levy the fee or close the account on our determination of what is best for the Fund. We will give you at least 60 days' written notice informing you that your account will be closed so that you may make an additional investment to bring the account up to the required minimum balance.

We reserve the right to:

o    reject any investment or exchange
o    cancel any purchase due to nonpayment
o    modify the conditions of purchase or sale at any time
o    waive or lower investment minimums or requirements
o    limit the amount that may be purchased
o    close  an  account  if a  shareholder  is  deemed  to  engage  in
     activities  which  are  illegal  or  otherwise   believed  to  be
     detrimental to the Funds
o    suspend the offering of shares

Market Timers

We do not permit market timing or other abusive  trading  practices in the Fund.
Excessive, short-term market timing or other abusive trading practices may disrupt portfolio management strategies and harm Fund performance. To minimize harm to the Fund and its shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control. The Fund also reserves the right to delay delivery of a market timer's redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash, as discussed above.

FOR MORE INFORMATION ABOUT YOUR ACCOUNT

Investor Services

Investor Services Representatives are available to assist you. For your protection, calls to Investor Services are recorded. Call 1-800-764-0442.

24-Hour Account Information

o  By Phone:  1-800-764-0442  -   the automated telephone service enables you to
   access account information and the latest Fund performance returns 24 hours a day with a touch-tone phone.

o ICON Funds Website: By visiting www.iconfunds.com, you can access the latest Fund performance returns, daily prices, news articles and much more 24 hours a day.

ESTABLISHING ADDITIONAL SERVICES

Many convenient service options are available for accounts. You may call 1-800-764-0442 to request a form to establish the following services:

Automatic Investment Plan (AIP)

Allows you to make automatic purchases of at least $100 from a bank account. See How to Add to an Account Through Automatic Transaction Plans on page 11.

Electronic Funds Transfer Program

Allows you to purchase or redeem Fund shares with a phone call at any time. Purchase or redemption amounts are automatically transferred to/from your bank account. If you select an Automatic Investment Plan (see above), you are automatically authorized to participate in the Electronic Funds Transfer program.

Dividend and Long-Term Capital Gain Distribution Options

If the Fund pays dividends or capital gains, either or both may be paid in cash or reinvested. The payment method for short-term capital gain distributions is the same as you elect for dividends.

Systematic Withdrawal Plan

Permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Withdrawals may be sent electronically to your bank or to you by check.

Payroll Deduction

Allows you to make automatic purchases of at least $100 per pay period through payroll deduction.

Householding

To keep the Fund's costs as low as possible, we deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as "householding," does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call us and we will begin individual delivery within 30 days of your request.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute any tax-based net realized investment income monthly and capital gain distributions on an annual basis each December. From time to time, the Fund may make additional distributions.

You have the option of reinvesting income dividends and capital gain distributions in shares of the Fund or receiving these distributions in cash. Dividends and any distributions from the Fund are automatically reinvested in additional shares unless you elect to receive these distributions in cash. If you have elected to receive your dividends or capital gains in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all of the account's subsequent distributions in shares of the Fund. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES

The Fund distributes to its shareholders any net investment income and net realized capital gains it receives. Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been in the Fund and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Fund, such as dividends and interest on investments, will be taxable to you as ordinary income. A portion of the dividends may qualify for dividends-received deduction for corporations.

In addition, the Fund realizes capital gains and losses when it sells securities for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from prior years), the Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long the Fund held the security that gave rise to the gains. The Fund's capital gain distributions consist of long-term capital gains that are taxable at the applicable capital gains rates. All distributions of short-term capital gains will be taxable to you as ordinary income and included in your dividends.

You may also realize capital gains or losses when you sell or exchange a Fund's shares at more or less than you originally paid. Because everyone's tax situation is unique, we encourage you to consult your tax professional about federal, state and local tax consequences.

RULE 12b-1 FEES

The Fund has adopted a distribution plan under Investment Company Act Rule 12b-1 that allows the Fund to pay distribution and sales fees for the sale of Fund shares and for other shareholder services. Because the fees are paid out of a class's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Registered representatives and financial advisers may receive these fees from the Fund in exchange for providing a number of services, such as:

o   Placing your orders;
o   Providing investment advice, research and other advisory services;
o   Handling correspondence for individual accounts; and
o   Issuing shareholder statements and reports.

SHAREHOLDER AND TRANSFER AGENCY SERVICES

US Bancorp provides shareholder and transfer agent services to the Fund. Registered broker/dealers, investment advisers, third-party administrators of tax-qualified retirement plans, and other entities may provide shareholder services, recordkeeping and/or administrative services to certain accounts. Meridian may pay a fee to these entities for these services. Entities receiving such fees may also receive 12b-1 fees.

FINANCIAL HIGHLIGHTS

As a new Fund, financial highlights information is not available as of the date of this prospectus.

NOTICE OF PRIVACY POLICIES AND PROCEDURES

We collect non-public personal information about you on applications or other forms and through your transactions with us. You may provide this information in writing, electronically, or by phone. The information may contain your name, address, phone number, social security number, account information, and investment activity, and other information that you provide to us directly or through our service providers. This information permits us to service your accounts and to provide information to you upon request.

We may share some or all of this  information  with our  affiliates,  as well as third parties that assist us in maintaining your accounts, processing transactions on your accounts, or mailing information to you as may be permitted by law. Otherwise, our policies prohibit us from sharing your personal and financial information, except as permitted or required by law. Under no circumstances do we sell information about you to anyone.

We restrict access to your non-public personal information to those employees who have a need to know that information to service your accounts. We also maintain physical, electronic and procedural safeguards to protect your privacy. Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

If you would like more information about our Privacy Policies, please call 1-800-764-0442.

FOR FURTHER INFORMATION

More information about the Fund is available to you free of charge. The Fund's Statement of Additional Information (SAI) containing more detailed information about the Fund and its policies has been filed with the Securities and Exchange Commission and is incorporated by reference as part of this Prospectus. You can request copies of the SAI, or obtain other information:

By Telephone                              Call 1-800-764-0442

By Mail                                   ICON Funds
                                          P.O. Box 701
                                          Milwaukee, WI  53201-0701

In Person                                 ICON Funds
                                          5299 DTC Boulevard, Suite 1200
                                          Greenwood Village, CO  80111

By E-Mail                                 ICON@mimcorp.com

On the Internet:
      ICON Funds website:                 www.iconfunds.com

      EDGAR database on the SEC
      website                             www.sec.gov

By E-Mail or in Person from the           E-Mail the Securities and Exchange
Securities and Exchange Commission        Commission at publicinfo@sec.gov
(you will pay a copying fee)
                                          Visit or write:
                                          SEC's Public Reference Section
                                          Washington, D.C.  20549-0102

                                          Call 1-202-942-8090 for information
                                          about the operation of the Public
                                          Reference Room


                                              ICON Funds' SEC File No. 811-07883

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